UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 21, 2015

bBooth, Inc.
 (Exact name of registrant as specified in its charter)
Nevada	000-55314	46-1669753
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
1157 North Highland Avenue, Suite C Hollywood, California		90038
(Address of principal executive offices)		(Zip Code)

(855) 250-2300
 (Registrant's telephone number, including area code)
Not Applicable
 (Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)
[ ]	Pre‑commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))
[ ]	Pre‑commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

ITEM 1.01.                          ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT
On March 21, 2015, we entered into an engagement letter dated effective March 20, 2015 with DelMorgan Group LLC ("DelMorgan") and Globalist Capital, LLC (together with DelMorgan, the "Advisor"), pursuant to which we engaged the Advisor as our exclusive financial advisor with respect to the provision of certain corporate finance advisory services. Such services may include: reviewing our historical and projected business operations and results; analyzing strategic alternatives for our company, including transaction options available to our company; advising us as to the structure and form of possible transactions; assisting us in obtaining appropriate information and in preparing due diligence presentations related to potential transactions; introducing us to potential investors; and rendering such other financial advisory and consulting services as may be agreed upon by our company and the Advisor.
In consideration for the foregoing, we have agreed to pay the Advisor an initial fee of $125,000 (which was paid from the proceeds of the $125,000 note described below), as well as fees tied to the value of any completed transaction of the nature contemplated by the engagement letter, either during the term of the engagement letter or within twelve months thereafter, as further described in the engagement letter. We have also agreed to pay the Advisor a portion of any break-up, termination or similar fee we may receive in connection with the termination or abandonment of any covered transaction, and to reimburse the Advisor on a monthly basis for expenses incurred by the Advisor, including legal, consulting, travel and due diligence expenses.
Under the terms of the engagement letter, upon the closing of any transaction covered by the engagement letter, the Advisor will have the option to purchase, for $100, warrants to purchase such number of securities as is equal to 10% of the securities we issue in connection with such transaction. The warrants will have an exercise price equal to the lower of: (a) the price paid by any investors in the transaction; or (b) the valuation of the securities based on the last reported bid price for our stock (or, if there is no bid price, based on the fair market value of our company as of the date of the engagement letter). Such warrants will be fully vested on the date of issuance, have a three year term, contain cashless exercise provisions, and be subject to a right of call at any time following two years from the date of issuance in the event that the price of our common stock equals or exceeds twice the exercise price of such warrants. The common stock or other securities underlying any such warrants will be subject to full piggyback registration rights without any holdback obligations.
Pursuant to the terms of the engagement letter, we were invited to participate in the DelMorgan bridge finance program, and, as a result, entered into a note purchase agreement dated March 20, 2015 with a third party lender. Under the note purchase agreement, we issued the lender a note in the principal amount of $125,000, and the lender agreed to pay the Advisor the initial $125,000 fee required under the engagement letter for the benefit of our company. The note will mature on the earlier of: (i) the date when we consummate a transaction (as defined in the engagement letter), (ii) March 20, 2017, and (iii) the occurrence of an Event of Default (as defined in the note), as further described below. The note bears interest at an annual interest rate of 12%, payable monthly, beginning on April 20, 2015, until the maturity of the note. We have agreed to pay a late charge of $500 for each interest installment that remains unpaid more than fifteen (15) days after its applicable due date. We may prepay all or part of the note at any time with no prepayment penalty.
Under the terms of the note, all amounts owing under the note and any other obligations of our company to the lender will become immediately due, without demand or notice, in the event of: (i) our failure to pay the principal and accrued interest owing under the note when due; (ii) the liquidation or dissolution of our company; (iii) the filing of bankruptcy proceedings involving our company as a debtor; (iv) an application for the appointment of a receiver for our company; (v) the making of a general assignment for the benefit of our creditors; (vi) our becoming insolvent; (vii) a misrepresentation by our company to the Trust for the purpose of obtaining or extending credit; or (viii) the sale of a material portion of our business or assets.

In connection with the issuance of the note, we agreed to issue 24,000 warrants to DelMorgan and 24,000 warrants to the lender to purchase shares of our common stock at an exercise price of $0.10 per share, or pursuant to a cashless exercise mechanism, until March 20, 2018, subject to any additional terms contained in the certificates representing the warrants. The warrants vested immediately upon issuance.
The foregoing does not purport to be a complete description of the rights and obligations of the parties under the engagement letter or the note purchase agreement, and is qualified in its entirety by reference to complete copies of such agreements, which are filed as Exhibits 10.1 and 10.2, respectively, to this current report.
ITEM 2.03.                          CREATION OF A DIRECT FINANCIAL OBLIGATION
The information contained in Item 1.01 "Entry into a Material Definitive Agreement" above with respect to the issuance of the note in the principal amount of $125,000 is responsive to this Item 2.03.
ITEM 3.02.                          UNREGISTERED SALES OF EQUITY SECURITIES
As further described above in Item 1.01, effective March 20, 2015, we issued a note in the principal amount of $125,000 and 24,000 stock purchase warrants to a third party lender, and 24,000 stock purchase warrants to DelMorgan Group LLC. The  lender and DelMorgan Group LLC are both U.S. Persons (as that term is defined in Regulation S of the Securities Act of 1933, as amended (the "Securities Act")) and accredited investors (as that term is defined in Regulation D of the Securities Act), and in issuing securities to such persons, we relied on the exemption from the registration requirements of the Securities Act provided by Rule 506 of Regulation D promulgated thereunder and/or Section 4(a)(2) of the Securities Act.
ITEM 7.01.                          REGULATION FD DISCLOSURE
A news release dated March 26, 2015 is furnished herewith.
ITEM 9.01.                          FINANCIAL STATEMENTS AND EXHIBITS

10.1	Engagement letter dated March 20, 2015 among bBooth, Inc., DelMorgan Group LLC and Globalist Capital, LLC
10.2	Form of Note Purchase Agreement dated March 20, 2015
10.3	Form of Warrant Certificate dated March 20, 2015
99.1	News release dated March 26, 2015

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this current report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 27, 2015	bBOOTH, INC.
	By:	"Rory J. Cutaia"
Name: Rory J. Cutaia Title: Chairman and Chief Executive Officer